UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2015

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 18, 2015, Sonus Networks, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and year ended December 31, 2014, and posted supplementary financial and operational data on its website, www.sonus.net, in connection with the announcement of such financial results.  Copies of the press release and the supplementary financial and operational data are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)          On February 11, 2015, the Board of Directors of the Company appointed Brian O’Donnell, the Company’s Vice President of Finance and Corporate Controller, as the principal accounting officer of the Company effective February 11, 2015.  Mr. O’Donnell will assume the role as the Company’s principal accounting officer from Mark T. Greenquist, who will continue to serve as the Company’s Chief Financial Officer and principal financial officer.

Mr. O’Donnell, age 36, has served as the Company’s Vice President of Finance and Corporate Controller since December 2012.  Previously, he was the Company’s Senior Director of Finance from June 2012 to December 2012, and Director of Revenue Operations from April 2011 to June 2012.  Prior to joining the Company, he was employed by Deloitte & Touche LLP since 2002, where he most recently served as Senior Manager, Attestation Services from September 2009 to April 2011.

Pursuant to an offer letter dated November 19, 2012 (the “Employment Agreement”), Mr. O’Donnell receives an annual base salary of $200,000, less applicable state and federal withholdings, and is eligible to participate in the Company’s annual cash incentive program, with a target bonus of 30% of his then-current annual base salary.  Under certain circumstances, he is also due certain severance benefits upon his termination, including in the event of a Change of Control (as defined in the Employment Agreement), as outlined in the Employment Agreement.  Mr. O’Donnell is an employee-at-will.  The foregoing summary is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with Mr. O’Donnell’s appointment as principal accounting officer, he entered into an indemnity agreement with the Company on the Company’s standard form.  Mr. O’Donnell has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.  Mr. O’Donnell is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

10.1        Employment Agreement between Sonus Networks, Inc. and Brian O’Donnell, accepted on November 19, 2012.

99.1        Press release of Sonus Networks, Inc. dated February 18, 2015 reporting its financial results for the quarter and year ended December 31, 2014, furnished hereto.

99.2        Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on February 18, 2015, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2015	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

10.1	Employment Agreement between Sonus Networks, Inc. and Brian O’Donnell, accepted on November 19, 2012.

99.1	Press release of Sonus Networks, Inc. dated February 18, 2015 reporting its financial results for the quarter and year ended December 31, 2014, furnished hereto.

99.2	Supplementary Financial and Operational Data issued by Sonus Networks, Inc. on February 18, 2015, furnished hereto.